Exhibit 99.1

Shore Bancshares, Inc.
18 E. Dover Street
Easton, Maryland 21601
Phone 410-822-1400

PRESS RELEASE

Shore Bancshares Reports Third Quarter and Nine-Month Results

Easton, Maryland (10/26/2010) - Shore Bancshares, Inc. (NASDAQ - SHBI) reported a net loss of $1.4 million or $(0.17) per diluted common share for the third quarter of 2010, compared to net income of $445 thousand or $0.05 per diluted common share for the second quarter of 2010, and net income of $1.951 million or $0.23 per diluted common share for the third quarter of 2009.  During the third quarter of 2010, the Company recorded goodwill impairment charges of $3.0 million and other intangible assets impairment charges of $51 thousand.  The  provision for credit losses was $4.2 million in the third quarter of 2010, which was $724 thousand lower than the provision for the second quarter of 2010 but $2.5 million higher than the provision for the third quarter of 2009.

The Company reported a net loss of $2.5 million or $(0.30) per diluted common share for the first nine months of 2010, compared to net income of $4.2 million or $0.50 per diluted common share for the first nine months of 2009.  The 2010 year-to-date net loss included the previously mentioned goodwill and other intangible assets impairment charges of $3.051 million.  The provision for credit losses was $16.7 million and $5.3 million for the first nine months of 2010 and 2009, respectively.  For the first nine months of 2009, net income available to common stockholders was negatively impacted by $1.9 million in dividends and discount accretion associated with the sale and subsequent repurchase of preferred stock under the U.S. Department of the Treasury’s Troubled Asset Relief Program Capital Purchase Program.

“Our underlying operating performance for the quarter was decent considering the ongoing tough business environment, and would have generated a profit had it not been for the offsetting impact of one-time goodwill impairment charges,” said W. Moorhead Vermilye, president and chief executive officer. “Half of the goodwill impairment charges related to our acquisition in 2004 of The Felton Bank and the other half to our purchase in 2007 of TSGIA, Inc., a wholesale insurance agency. It is important to note that the charge for goodwill impairment is a non-cash accounting entry that does not affect our regulatory capital levels. Further, the goodwill impairment charges were only for a portion of the total goodwill in those entities and 18.8% of the goodwill of the overall Company.”

The Company’s return on average assets for the third quarter of 2010 was (0.49)%, compared to 0.16% and 0.66% for the quarters ended June 30, 2010 and September 30, 2009, respectively.  The return on average stockholders’ equity was (4.43)% for the third quarter of 2010, compared to 1.42% for the second quarter of 2010 and 6.03% for the third quarter of 2009.

The Company’s return on average assets for the first nine months of 2010 was (0.30)%, compared to 0.50% for the first nine months of 2009.  The return on average stockholders’ equity was (2.66)% and 4.08% for the first nine months of 2010 and 2009, respectively.

Total assets were $1.135 billion at September 30, 2010, compared to $1.157 billion at the end of 2009, a decrease of 1.9%.  Total loans were $906.5 million, a decrease of 1.1%, and total deposits were $982.4 million, a decrease of  0.9%, when compared to December 31, 2009.  At September 30, 2010, total stockholders’ equity was $122.4 million, a decrease of 4.3% from $127.8 million at the end of 2009.

Review of Quarterly Financial Results

Net interest income for the third quarter of 2010 was $10.7 million, relatively unchanged from the second quarter of 2010 and an increase of 2.5% from the same period last year.  The increase in net interest income when compared to the third quarter of 2009 was primarily due to a decrease in the balances and rates paid on interest bearing liabilities that more than offset the decline in the balances and yields on earning assets.  The Company’s net interest margin was 4.00% for the third quarter of 2010, slightly lower than the 4.03% for  the second quarter of 2010 and 21 basis points higher than the 3.79% for the third quarter of 2009.

As previously mentioned, the provision for credit losses was $4.2 million for the three months ended September 30, 2010, compared to $4.9 million and $1.7 million for the three months ended June 30, 2010 and September 30, 2009, respectively.  The ratio of the allowance for credit losses to period-end loans was 1.45% at September 30, 2010, compared to 1.47% at June 30, 2010 and 1.17% at September 30, 2009.  Management believes that the provision for credit losses and the resulting allowance were adequate at September 30, 2010.

The continued historically large level of provision for credit losses was primarily in response to the overall increase in nonperforming assets and loan charge-offs, as well as overall economic conditions.  Net charge-offs were $4.3 million for the third quarter of 2010, $4.4 million for the second quarter of 2010 and $1.8 million for the third quarter of 2009.  The ratio of quarter-to-date annualized net charge-offs to average loans was 1.90% for the third quarter of 2010, 1.95% for the second quarter of 2010 and 0.76% for the third quarter of 2009. The ratio of nonperforming assets to total assets was 3.38% at September 30, 2010.  The comparable nonperforming asset ratio was 3.45% at June 30, 2010, and 1.51% at September 30, 2009.

Total noninterest income for the third quarter of 2010 increased $75 thousand when compared to the second quarter of 2010 and decreased $76 thousand when compared to the third quarter of 2009. The increase when compared to the second quarter of 2010 was primarily due to a $224 thousand gain relating to the surrender of directors’ life insurance policies which was partially offset by decreases in mortgage broker fees and insurance agency commissions.  The decrease when compared to the third quarter of 2009 was mainly due to decreases in mortage broker fees and insurance agency commissions which were partially offset by the $224 thousand gain from the life insurance policies.

Total noninterest expense for the third quarter of 2010 increased $2.9 million when compared to the second quarter of 2010 mainly due to goodwill impairment charges of $3.0 million and other intangible assets impairment charges of $51 thousand.  The increase in noninterest expense was slightly offset by lower expenses related to other real estate owned activities. When compared to the third quarter of 2009, total noninterest expense for the third quarter of 2010 increased $2.3 million primarily due to the goodwill and other intangible assets impairment charges.  The increase in noninterest expense was somewhat offset by lower expenses accrued for bonus and profit sharing plans.  Excluding the goodwill and other intangible assets impairment charges, total noninterest expense decreased 1.1% and 7.0% when compared to the second quarter of 2010 and the third quarter of 2009, respectively.

Review of Nine-Month Financial Results

Net interest income for the first nine months of 2010 was $31.8 million, an increase of 3.9% when compared to the first nine months of 2009.  The increase was primarily due to higher average balances of earning assets and lower rates paid on interest bearing liabilities offsetting the decline in yields on earning assets.  The net interest margin increased from 3.90% for the first nine months of 2009 to 3.99% for the first nine months of 2010.

The provisions for credit losses for the nine months ended September 30, 2010 and 2009 were $16.7 million and $5.3 million, respectively.  Net charge-offs were $14.5 million and $3.9 million for the nine months ended September 30, 2010 and 2009, respectively.  The ratio of year-to-date annualized net charge-offs to average loans was 2.13% for the first nine months of 2010 and 0.57% for the first nine months of 2009.

Total noninterest income for the nine months months ended September 30, 2010 declined $1.3 million when compared to the same period in 2009.  The decrease in noninterest income was mainly due to a decline in mortgage broker fees and insurance agency commissions.

Total noninterest expense for the nine months ended September 30, 2010 increased $1.8 million when compared to the same period in 2009.  The increase in noninterest expense was primarily due to the goodwill and other intangible assets impairment charges and higher expenses related to collection and other real estate owned activities which were partially offset by lower expenses accrued for bonus and profit sharing plans, lower insurance agency commissions expense and lower FDIC insurance premium expense. Excluding the goodwill and other intangible assets impairment charges, total noninterest expense decreased 4.2% when compared to the first nine months of 2009.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore.  It is the parent company of three banks, The Talbot Bank of Easton, Maryland, CNB, and The Felton Bank; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; two insurance premium finance companies, Mubell Finance, LLC and ESFS, Inc; and a registered investment adviser firm, Wye Financial Services, LLC.  Shore Bancshares, Inc. engages in the mortgage broker business under the name “Wye Mortgage Group” through a minority series investment in an unrelated Delaware limited liability company.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.  Forward-looking statements do not represent historical facts, but statements about management’s beliefs, plans and objectives.  These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.  Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true.  These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements.  For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

For further information contact: W. Moorhead Vermilye, President and CEO, 410-822-1400

Shore Bancshares, Inc.
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended					For the Nine Months Ended
	September 30,					September 30,
	2010		2009	% Change		2010		2009	% Change
PROFITABILITY FOR THE PERIOD
Net interest income	$10,687		$10,428	2.5%		$31,773		$30,572	3.9%
Provision for credit losses	4,193		1,702	146.4		16,727		5,318	214.5
Noninterest income	4,643		4,719	(1.6)		14,093		15,416	(8.6)
Noninterest expense	12,629		10,297	22.6		32,638		30,873	5.7
(Loss) income before income taxes	(1,492)		3,148	(147.4)		(3,499)		9,797	(135.7)
Income tax (benefit) expense	(92)		1,197	(107.7)		(982)		3,740	(126.3)
Net (loss) income	(1,400)		1,951	(171.8)		(2,517)		6,057	(141.6)
Preferred stock dividends and discount accretion	-		-	-		-		1,876	(100.0)
Net (loss) income available to common shareholders	$(1,400)		$1,951	(171.8)		$(2,517)		$4,181	(160.2)

Return on average assets (1)	(0.49	) %	0.66%	(174.2	) %	(0.30	) %	0.50%	(160.0	) %
Return on average equity (1)	(4.43)		6.03	(173.5)		(2.66)		4.08	(165.2)
Net interest margin	4.00		3.79	5.5		3.99		3.90	2.3
Efficiency ratio - GAAP based	82.38		67.98	21.2		71.16		67.13	6.0

PER SHARE DATA
Basic net (loss) income per share	$(0.17)		$0.23	(173.9	) %	$(0.30)		$0.72	(141.7	) %
Basic net (loss) income per common share	(0.17)		0.23	(173.9)		(0.30)		0.50	(160.0)
Diluted net (loss) income per share	(0.17)		0.23	(173.9)		(0.30)		0.72	(141.7)
Diluted net (loss) income per common share	(0.17)		0.23	(173.9)		(0.30)		0.50	(160.0)
Dividends paid per common share	0.06		0.16	(62.5)		0.18		0.48	(62.5)
Book value per common share at period end	14.49		15.23	(4.9)
Tangible book value per common share at period end	12.37		12.68	(2.4)
Market value at period end	9.48		16.73	(43.3)
Market range:
High	12.10		20.72	(41.6)		14.80		24.43	(39.4)
Low	9.20		16.64	(44.7)		9.20		11.00	(16.4)

PERIOD-END BALANCE SHEET DATA
Loans	$906,490		$918,601	(1.3	) %
Securities	104,075		100,772	3.3
Assets	1,134,503		1,157,685	(2.0)
Deposits	982,428		992,196	(1.0)
Stockholders' equity	122,355		128,219	(4.6)

AVERAGE BALANCE SHEET DATA
Loans	$904,293		$920,241	(1.7	) %	$907,965		$910,842	(0.3	) %
Securities	105,466		97,226	8.5		108,469		88,240	22.9
Earning assets	1,066,063		1,100,538	(3.1)		1,070,833		1,056,362	1.4
Assets	1,139,043		1,166,587	(2.4)		1,139,747		1,115,499	2.2
Deposits	984,018		1,001,304	(1.7)		980,968		931,693	5.3
Stockholders' equity	125,308		128,409	(2.4)		126,343		137,089	(7.8)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.00%		11.01%			11.09%		12.29%
Annualized net charge-offs to average loans	1.90		0.76			2.13		0.57
Allowance for credit losses to period-end loans	1.45		1.17
Nonperforming assets to total loans+other real estate owned	4.22		1.90
Nonperforming assets to total assets	3.38		1.51
Nonperforming assets+Loans 90 days past due and still accruing to total loans+other real estate owned	4.58		2.89
Nonperforming assets+Loans 90 days past due and still accruing to total assets	3.67		2.30

(1) Calculation uses net (loss) income available to common shareholders.

Shore Bancshares, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

				Sep. 30, 2010	Sep. 30, 2010
	Sep. 30,	Dec. 31,	Sep. 30,	compared to	compared to
	2010	2009	2009	Dec. 31, 2009	Sep. 30, 2009
ASSETS
Cash and due from banks	$21,764	$14,411	$13,699	51.0%	58.9%
Interest-bearing deposits with other banks	18,014	598	1,601	2,912.4	1,025.2
Federal funds sold	35,161	60,637	72,061	(42.0)	(51.2)
Investments available-for-sale (at fair value)	96,219	97,595	91,768	(1.4)	4.9
Investments held-to-maturity	7,856	8,940	9,004	(12.1)	(12.7)

Loans	906,490	916,557	918,601	(1.1)	(1.3)
Less: allowance for credit losses	(13,153)	(10,876)	(10,723)	20.9	22.7
Loans, net	893,337	905,681	907,878	(1.4)	(1.6)

Premises and equipment, net	14,714	14,307	14,012	2.8	5.0
Goodwill	12,954	15,954	15,954	(18.8)	(18.8)
Other intangible assets, net	4,969	5,406	5,535	(8.1)	(10.2)
Other real estate and other assets owned, net	1,517	2,572	2,062	(41.0)	(26.4)
Other assets	27,998	30,415	24,111	(7.9)	16.1

Total assets	$1,134,503	$1,156,516	$1,157,685	(1.9)	(2.0)

LIABILITIES
Noninterest-bearing deposits	$121,480	$122,492	$124,440	(0.8)	(2.4)
Interest-bearing deposits	860,948	868,445	867,756	(0.9)	(0.8)
Total deposits	982,428	990,937	992,196	(0.9)	(1.0)

Short-term borrowings	17,782	20,404	17,673	(12.9)	0.6
Accrued expenses and other liabilities	10,509	15,936	17,650	(34.1)	(40.5)
Long-term debt	1,429	1,429	1,947	-	(26.6)
Total liabilities	1,012,148	1,028,706	1,029,466	(1.6)	(1.7)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	84	84	84	-	-
Warrant	1,543	1,543	1,543	-	-
Additional paid in capital	30,173	29,872	29,844	1.0	1.1
Retained earnings	92,115	96,151	96,283	(4.2)	(4.3)
Accumulated other comprehensive (loss) income	(1,560)	160	465	(1,075.0)	(435.5)
Total stockholders' equity	122,355	127,810	128,219	(4.3)	(4.6)

Total liabilities and stockholders' equity	$1,134,503	$1,156,516	$1,157,685	(1.9)	(2.0)

Period-end common shares outstanding	8,443	8,419	8,419	0.3	0.3
Book value per common share	$14.49	$15.18	$15.23	(4.5)	(4.9)

Shore Bancshares, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2010	2009	% Change		2010	2009	% Change
INTEREST INCOME
Interest and fees on loans	$13,083	$14,001	(6.6	) %	$39,004	$41,372	(5.7	) %
Interest and dividends on investment securities:
Taxable	677	800	(15.4)		2,405	2,324	3.5
Tax-exempt	50	77	(35.1)		165	241	(31.5)
Interest on federal funds sold	21	31	(32.3)		47	61	(23.0)
Interest on deposits with other banks	6	4	50.0		11	11	-
Total interest income	13,837	14,913	(7.2)		41,632	44,009	(5.4)

INTEREST EXPENSE
Interest on deposits	3,117	4,368	(28.6)		9,744	13,094	(25.6)
Interest on short-term borrowings	17	19	(10.5)		68	96	(29.2)
Interest on long-term debt	16	98	(83.7)		47	247	(81.0)
Total interest expense	3,150	4,485	(29.8)		9,859	13,437	(26.6)

NET INTEREST INCOME	10,687	10,428	2.5		31,773	30,572	3.9
Provision for credit losses	4,193	1,702	146.4		16,727	5,318	214.5

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,494	8,726	(25.6)		15,046	25,254	(40.4)

NONINTEREST INCOME
Service charges on deposit accounts	841	861	(2.3)		2,458	2,558	(3.9)
Trust and investment fee income	357	274	30.3		1,145	750	52.7
Investment securities gains (losses)	-	-	-		-	49	(100.0)
Insurance agency commissions	2,513	2,744	(8.4)		7,997	8,972	(10.9)
Other noninterest income	932	840	11.0		2,493	3,087	(19.2)
Total noninterest income	4,643	4,719	(1.6)		14,093	15,416	(8.6)

NONINTEREST EXPENSE
Salaries and wages	4,404	4,765	(7.6)		13,257	14,064	(5.7)
Employee benefits	897	1,211	(25.9)		2,936	3,791	(22.6)
Occupancy expense	547	616	(11.2)		1,766	1,752	0.8
Furniture and equipment expense	325	299	8.7		938	915	2.5
Data processing	696	675	3.1		1,987	1,865	6.5
Directors' fees	118	109	8.3		344	394	(12.7)
Goodwill and other intangible assets impairment	3,051	-	-		3,051	-	-
Amortization of intangible assets	128	128	-		386	386	-
Insurance agency commissions expense	338	428	(21.0)		1,230	1,515	(18.8)
FDIC insurance premium expense	448	458	(2.2)		1,389	1,621	(14.3)
Other noninterest expenses	1,677	1,608	4.3		5,354	4,570	17.2
Total noninterest expense	12,629	10,297	22.6		32,638	30,873	5.7

(Loss) income before income taxes	(1,492)	3,148	(147.4)		(3,499)	9,797	(135.7)
Income tax (benefit) expense	(92)	1,197	(107.7)		(982)	3,740	(126.3)

NET (LOSS) INCOME	(1,400)	1,951	(171.8)		(2,517)	6,057	(141.6)
Preferred stock dividends and discount accretion	-	-	-		-	1,876	(100.0)
Net (loss) income available to common shareholders	$(1,400)	$1,951	(171.8)		$(2,517)	$4,181	(160.2)

Weighted average shares outstanding - basic	8,443	8,419	0.3		8,441	8,412	0.3
Weighted average shares outstanding - diluted	8,443	8,423	0.2		8,441	8,416	0.3

Basic net (loss) income per share	$(0.17)	$0.23	(173.9)		$(0.30)	$0.72	(141.7)
Basic net (loss) income per common share	(0.17)	0.23	(173.9)		(0.30)	0.50	(160.0)
Diluted net (loss) income per share	(0.17)	0.23	(173.9)		(0.30)	0.72	(141.7)
Diluted net (loss) income per common share	(0.17)	0.23	(173.9)		(0.30)	0.50	(160.0)
Dividends paid per common share	0.06	0.16	(62.5)		0.18	0.48	(62.5)

Shore Bancshares, Inc.
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2010		2009		2010		2009
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$904,293	5.76%	$920,241	6.05%	$907,965	5.76%	$910,842	6.09%
Investment securities
Taxable	99,572	2.70	89,101	3.56	102,100	3.15	79,797	3.89
Tax-exempt	5,894	5.16	8,125	5.76	6,369	5.26	8,443	5.87
Federal funds sold	40,638	0.20	81,466	0.16	41,709	0.15	53,227	0.15
Interest-bearing deposits	15,666	0.15	1,605	0.77	12,690	0.12	4,053	0.35
Total earning assets	1,066,063	5.18%	1,100,538	5.41%	1,070,833	5.22%	1,056,362	5.60%
Cash and due from banks	21,865		20,042		15,455		16,960
Other assets	65,081		57,049		66,942		52,700
Allowance for credit losses	(13,966)		(11,042)		(13,483)		(10,523)
Total assets	$1,139,043		$1,166,587		$1,139,747		$1,115,499

Interest-bearing liabilities
Demand deposits	$132,023	0.24%	$125,233	0.26%	$130,872	0.25%	$123,821	0.25%
Money market and savings deposits	259,511	0.81	245,801	0.67	258,628	0.73	207,588	0.60
Certificates of deposit $100,000 or more	258,542	1.91	274,580	2.82	256,470	2.08	252,978	3.13
Other time deposits	212,098	2.37	237,757	3.20	215,911	2.53	236,643	3.39
Interest-bearing deposits	862,174	1.44	883,371	1.96	861,881	1.51	821,030	2.13
Short-term borrowings	16,092	0.38	18,373	0.42	16,673	0.55	27,718	0.46
Long-term debt	1,429	4.36	1,947	19.90	1,429	4.40	5,925	5.57
Total interest-bearing liabilities	879,695	1.42%	903,691	1.97%	879,983	1.50%	854,673	2.10%
Noninterest-bearing deposits	121,844		117,933		119,087		110,663
Accrued expenses and other liabilities	12,196		16,554		14,334		13,074
Stockholders' equity	125,308		128,409		126,343		137,089
Total liabilities and stockholders' equity	$1,139,043		$1,166,587		$1,139,747		$1,115,499

Net interest spread		3.76%		3.44%		3.72%		3.50%
Net interest margin		4.00%		3.79%		3.99%		3.90%

Shore Bancshares, Inc.
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	3rd quarter		2nd quarter	1st quarter		4th quarter	3rd quarter	3Q 10		3Q 10
	2010		2010	2010		2009	2009	compared to		compared to
	(3Q 10)		(2Q 10)	(1Q 10)		(4Q 09)	(3Q 09)	2Q 10		3Q 09
PROFITABILITY FOR THE PERIOD
Net interest income	$10,687		$10,691	$10,395		$10,806	$10,428	-%		2.5%
Provision for credit losses	4,193		4,917	7,617		3,668	1,702	(14.7)		146.4
Noninterest income	4,643		4,568	4,882		4,125	4,719	1.6		(1.6)
Noninterest expense	12,629		9,688	10,321		9,375	10,297	30.4		22.6
(Loss) income before income taxes	(1,492)		654	(2,661)		1,888	3,148	(328.1)		(147.4)
Income tax (benefit) expense	(92)		209	(1,099)		672	1,197	(144.0)		(107.7)
Net (loss) income	(1,400)		445	(1,562)		1,216	1,951	(414.6)		(171.8)
Preferred stock dividends and discount accretion	-		-	-		-	-	-		-
Net (loss) income available to common shareholders	$(1,400)		$445	$(1,562)		$1,216	$1,951	(414.6)		(171.8)

Return on average assets (1)	(0.49	) %	0.16%	(0.55	) %	0.41%	0.66%	(406.3	) %	(174.2	) %
Return on average equity (1)	(4.43)		1.42	(4.95)		3.75	6.03	(412.0)		(173.5)
Net interest margin	4.00		4.03	3.95		3.90	3.79	(0.7)		5.5
Efficiency ratio - GAAP based	82.38		63.49	67.56		62.79	67.98	29.8		21.2

PER SHARE DATA
Basic net (loss) income per share	$(0.17)		$0.05	$(0.19)		$0.14	$0.23	(440.0	) %	(173.9	) %
Basic net (loss) income per common share	(0.17)		0.05	(0.19)		0.14	0.23	(440.0)		(173.9)
Diluted net (loss) income per share	(0.17)		0.05	(0.19)		0.14	0.23	(440.0)		(173.9)
Diluted net (loss) income per common share	(0.17)		0.05	(0.19)		0.14	0.23	(440.0)		(173.9)
Dividends paid per common share	0.06		0.06	0.06		0.16	0.16	-		(62.5)
Book value per common share at period end	14.49		14.77	14.82		15.18	15.23	(1.9)		(4.9)
Tangible book value per common share at period end	12.37		12.27	12.30		12.64	12.68	0.8		(2.4)
Market value at period end	9.48		11.91	14.25		14.50	16.73	(20.4)		(43.3)
Market range:
High	12.10		14.80	14.75		17.71	20.72	(18.2)		(41.6)
Low	9.20		11.75	10.21		13.52	16.64	(21.7)		(44.7)

PERIOD-END BALANCE SHEET DATA
Loans	$906,490		$905,477	$905,194		$916,557	$918,601	0.1%		(1.3	) %
Securities	104,075		106,556	112,929		106,535	100,772	(2.3)		3.3
Assets	1,134,503		1,129,196	1,146,334		1,156,516	1,157,685	0.5		(2.0)
Deposits	982,428		971,608	990,750		990,937	992,196	1.1		(1.0)
Stockholders' equity	122,355		124,666	125,108		127,810	128,219	(1.9)		(4.6)

AVERAGE BALANCE SHEET DATA
Loans	$904,293		$909,295	$910,374		$921,908	$920,241	(0.6	) %	(1.7	) %
Securities	105,466		109,744	110,252		104,561	97,226	(3.9)		8.5
Earning assets	1,066,063		1,071,115	1,075,425		1,104,919	1,100,538	(0.5)		(3.1)
Assets	1,139,043		1,134,662	1,145,607		1,169,337	1,166,587	0.4		(2.4)
Deposits	984,018		976,749	982,265		1,002,982	1,001,304	0.7		(1.7)
Stockholders' equity	125,308		125,670	128,081		128,715	128,409	(0.3)		(2.4)

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	11.00%		11.08%	11.18%		11.01%	11.01%
Annualized net charge-offs to average loans	1.90		1.95	2.54		1.51	0.76
Allowance for credit losses to period-end loans	1.45		1.47	1.41		1.19	1.17
Nonperforming assets to total loans+other real estate owned	4.22		4.29	3.62		2.05	1.90
Nonperforming assets to total assets	3.38		3.45	2.87		1.63	1.51
Nonperforming assets+Loans 90 days past due
and still accruing to total loans+other real estate owned	4.58		4.81	3.93		2.86	2.89
Nonperforming assets+Loans 90 days past due
and still accruing to total assets	3.67		3.86	3.11		2.27	2.30

(1) Calculation uses net (loss) income available to common shareholders.

Shore Bancshares, Inc.
Consolidated Statements of Income By Quarter
(In thousands, except per share data)

						3Q 10	3Q 10
						compared to	compared to
	3Q 10	2Q 10	1Q 10	4Q 09	3Q 09	2Q 10	3Q 09
INTEREST INCOME
Interest and fees on loans	$13,083	$13,047	$12,874	$13,837	$14,001	0.3%	(6.6	) %
Interest and dividends on investment securities:
Taxable	677	846	882	860	800	(20.0)	(15.4)
Tax-exempt	50	56	59	60	77	(10.7)	(35.1)
Interest on federal funds sold	21	14	12	23	31	50.0	(32.3)
Interest on deposits with other banks	6	4	1	-	4	50.0	50.0
Total interest income	13,837	13,967	13,828	14,780	14,913	(0.9)	(7.2)

INTEREST EXPENSE
Interest on deposits	3,117	3,242	3,385	3,924	4,368	(3.9)	(28.6)
Interest on short-term borrowings	17	19	32	31	19	(10.5)	(10.5)
Interest on long-term debt	16	15	16	19	98	6.7	(83.7)
Total interest expense	3,150	3,276	3,433	3,974	4,485	(3.8)	(29.8)

NET INTEREST INCOME	10,687	10,691	10,395	10,806	10,428	-	2.5
Provision for credit losses	4,193	4,917	7,617	3,668	1,702	(14.7)	146.4

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	6,494	5,774	2,778	7,138	8,726	12.5	(25.6)

NONINTEREST INCOME
Service charges on deposit accounts	841	831	786	866	861	1.2	(2.3)
Trust and investment fee income	357	372	416	350	274	(4.0)	30.3
Investment securities gains (losses)	-	-	-	-	-	-	-
Insurance agency commissions	2,513	2,595	2,889	2,159	2,744	(3.2)	(8.4)
Other noninterest income	932	770	791	750	840	21.0	11.0
Total noninterest income	4,643	4,568	4,882	4,125	4,719	1.6	(1.6)

NONINTEREST EXPENSE
Salaries and wages	4,404	4,363	4,490	4,424	4,765	0.9	(7.6)
Employee benefits	897	758	1,281	840	1,211	18.3	(25.9)
Occupancy expense	547	597	622	572	616	(8.4)	(11.2)
Furniture and equipment expense	325	313	300	268	299	3.8	8.7
Data processing	696	660	631	598	675	5.5	3.1
Directors' fees	118	105	121	84	109	12.4	8.3
Goodwill and other intangible assets impairment	3,051	-	-	-	-	-	-
Amortization of intangible assets	128	129	129	129	128	(0.8)	-
Insurance agency commissions expense	338	464	428	398	428	(27.2)	(21.0)
FDIC insurance premium expense	448	460	481	457	458	(2.6)	(2.2)
Other noninterest expenses	1,677	1,839	1,838	1,605	1,608	(8.8)	4.3
Total noninterest expense	12,629	9,688	10,321	9,375	10,297	30.4	22.6

(Loss) income before income taxes	(1,492)	654	(2,661)	1,888	3,148	(328.1)	(147.4)
Income tax (benefit) expense	(92)	209	(1,099)	672	1,197	(144.0)	(107.7)

NET (LOSS) INCOME	(1,400)	445	(1,562)	1,216	1,951	(414.6)	(171.8)
Preferred stock dividends and discount accretion	-	-	-	-	-	-	-
Net (loss) income available to common shareholders	$(1,400)	$445	$(1,562)	$1,216	$1,951	(414.6)	(171.8)

Weighted average shares outstanding - basic	8,443	8,443	8,436	8,419	8,419	-	0.3
Weighted average shares outstanding - diluted	8,443	8,443	8,436	8,421	8,423	-	0.2

Basic net (loss) income per share	$(0.17)	$0.05	$(0.19)	$0.14	$0.23	(440.0)	(173.9)
Basic net (loss) income per common share	(0.17)	0.05	(0.19)	0.14	0.23	(440.0)	(173.9)
Diluted net (loss) income per share	(0.17)	0.05	(0.19)	0.14	0.23	(440.0)	(173.9)
Diluted net (loss) income per common share	(0.17)	0.05	(0.19)	0.14	0.23	(440.0)	(173.9)
Dividends paid per common share	0.06	0.06	0.06	0.16	0.16	-	(62.5)

Shore Bancshares, Inc.
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											3Q 10		3Q 10
											compared to		compared to
	3Q 10		2Q 10		1Q 10		4Q 09		3Q 09		2Q 10		3Q 09
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$904,293	5.76%	$909,295	5.77%	$910,374	5.75%	$921,908	5.97%	$920,241	6.05%	(0.6	) %	(1.7	) %
Investment securities
Taxable	99,572	2.70	103,284	3.29	103,488	3.45	97,595	3.50	89,101	3.56	(3.6)		11.8
Tax-exempt	5,894	5.16	6,460	5.30	6,764	5.39	6,966	4.96	8,125	5.76	(8.8)		(27.5)
Federal funds sold	40,638	0.20	38,001	0.15	46,553	0.11	77,782	0.11	81,466	0.16	6.9		(50.1)
Interest-bearing deposits	15,666	0.15	14,075	0.12	8,246	0.06	668	0.45	1,605	0.77	11.3		876.1
Total earning assets	1,066,063	5.18%	1,071,115	5.26%	1,075,425	5.24%	1,104,919	5.33%	1,100,538	5.41%	(0.5)		(3.1)
Cash and due from banks	21,865		9,997		14,422		17,312		20,042		118.7		9.1
Other assets	65,081		67,860		67,914		58,543		57,049		(4.1)		14.1
Allowance for credit losses	(13,966)		(14,310)		(12,154)		(11,437)		(11,042)		(2.4)		26.5
Total assets	$1,139,043		$1,134,662		$1,145,607		$1,169,337		$1,166,587		0.4		(2.4)

Interest-bearing liabilities
Demand deposits	$132,023	0.24%	$132,563	0.25%	$127,986	0.25%	$127,537	0.26%	$125,233	0.26%	(0.4)		5.4
Money market and savings deposits	259,511	0.81	259,273	0.72	256,818	0.68	249,393	0.66	245,801	0.67	0.1		5.6
Certificates of deposit $100,000 or more	258,542	1.91	251,340	2.09	259,538	2.24	276,390	2.51	274,580	2.82	2.9		(5.8)
Other time deposits	212,098	2.37	215,987	2.56	219,731	2.67	228,020	2.91	237,757	3.20	(1.8)		(10.8)
Interest-bearing deposits	862,174	1.44	859,163	1.51	864,073	1.59	881,340	1.77	883,371	1.96	0.4		(2.4)
Short-term borrowings	16,092	0.38	15,771	0.48	18,032	0.71	18,994	0.63	18,373	0.42	2.0		(12.4)
Long-term debt	1,429	4.36	1,429	4.40	1,429	4.45	1,429	5.28	1,947	19.90	-		(26.6)
Total interest-bearing liabilities	879,695	1.42%	876,363	1.50%	883,534	1.58%	901,763	1.75%	903,691	1.97%	0.4		(2.7)
Noninterest-bearing deposits	121,844		117,586		118,192		121,642		117,933		3.6		3.3
Accrued expenses and other liabilities	12,196		15,043		15,800		17,217		16,554		(18.9)		(26.3)
Stockholders' equity	125,308		125,670		128,081		128,715		128,409		(0.3)		(2.4)
Total liabilities and stockholders' equity	$1,139,043		$1,134,662		$1,145,607		$1,169,337		$1,166,587		0.4		(2.4)

Net interest spread		3.76%		3.76%		3.66%		3.58%		3.44%
Net interest margin		4.00%		4.03%		3.95%		3.90%		3.79%